Noncontrolling Interest	12 Months Ended
Dec. 31, 2013
NONCONTROLLING INTEREST [Abstract]
NONCONTROLLING INTEREST

NOTE 23: NONCONTROLLING INTEREST
Navios Logistics
On July 25, 2011, the Company acquired the noncontrolling interests of its joint ventures Thalassa Energy S.A., HS Tankers Inc., HS Navigation Inc., HS Shipping Ltd .Inc. and HS South Inc., in accordance with the terms of certain stock purchase agreements with HS Energy Ltd., an affiliate of Vitol S.A. (“Vitol”). The Company paid a total consideration of $8,500 for such noncontrolling interests ($8,638 including transactions expenses), and simultaneously paid $53,155 in full and final settlement of all amounts of indebtedness of such joint ventures under certain loan agreements. The transaction was considered a step acquisition (with control maintained by Navios Logistics) and was accounted for as an equity transaction.
On July 10, 2013, Navios Logistics became the sole shareholder of Hidronave South American Logistics S.A. by acquiring the remaining 49% noncontrolling interest for a total cash consideration of $750. The transaction was considered a step acquisition (with control maintained by Navios Logistics) and was accounted for as an equity transaction.
Navios Asia
      On May 14, 2013, Navios Holdings formed  Navios Asia. As of December 31, 2013, Navios Asia is owned 51.0% by Diesis Shipmanagement Ltd., a wholly owned subsidiary of Navios Holdings and 49.0% by Global United Shipping LLC, a wholly owned subsidiary of Synergy Marine Pte Ltd. The Company recorded income of $145 in the statement of comprehensive (loss)/ income within the caption “Net income attributable to the noncontrolling interest”. As of December 31, 2013, the noncontrolling shareholders' contribution for the acquisition of the N. Amalthia including working capital needs was $3,905.
Navios Acquisition
On March 30, 2011, Navios Holdings completed the Navios Acquisition Share Exchange whereby Navios Holdings exchanged 7,676,000 shares of Navios Acquisition's common stock it held for non-voting Series C preferred stock of Navios Acquisition pursuant to an Exchange Agreement entered into on March 30, 2011 between Navios Acquisition and Navios Holdings. The fair value of the exchange was $30,474, which was based on the share price of the publicly traded common shares of Navios Acquisition on March 30, 2011. Immediately after the Navios Acquisition Share Exchange, Navios Holdings' ownership of the outstanding voting stock of Navios Acquisition decreased to 45% and Navios Holdings no longer controls a majority of the voting power of Navios Acquisition. From that date onwards, Navios Acquisition has been considered as an affiliate entity of Navios Holdings and not as a controlled subsidiary of the Company, and the investment in Navios Acquisition has been accounted for under the equity method due to the Company's significant influence over Navios Acquisition. Navios Acquisition has been accounted for under the equity method of accounting based on Navios Holdings' economic interest in Navios Acquisition, since the preferred stock is considered to be, in substance, common stock for accounting purposes.
On November 4, 2011, of the 1,378,122 contingently returnable shares of common stock of Navios Acquisition that were issued on September 10, 2010 and deposited into escrow for the VLCC Acquisition (see also Note 3), 1,160,963 shares were released to the sellers and the remaining 217,159 shares were returned to Navios Acquisition in settlement of representations and warranties attributable to the prior sellers.